Organization and principal activities	12 Months Ended
Dec. 31, 2015
Organization and principal activities [Abstract]
Organization and principal activities
1.	Organization and principal activities

1.1	Principal activities

iDreamSky Technology Limited (the “Company”) was incorporated in the Cayman Islands (“Cayman”) on February 23, 2012 as an exempted company with limited liability.

The Company, through its subsidiaries, and its variable interest entities (“VIEs”) (collectively, the “Group”) is principally engaged in the licensing and operating of single player mobile games and mobile online games (the “Listing Business”) in the People's Republic of China (the “PRC” or “China”).

1.2	Reorganization

Prior to the incorporation of the Company and the completion of the group reorganization (as explained below), the Group carried out its operation in the PRC since November 2009 through the following operating companies incorporated in the PRC:

•	Shenzhen Meng Yu Technology Co, Ltd ( LOGO , “Shenzhen Mengyu” or “VIE 1”), which was incorporated on November 19, 2009. As of April 19, 2012, Mr. Chen Xiangyu (“Mr. Chen”) owned 100% equity interest of VIE 1.

•	Shenzhen Chuang Meng Tian Di Technology Co., Ltd. ( LOGO , “Shenzhen iDreamSky” or “VIE 2”), which was incorporated on February 14, 2011. As of April 19, 2012, Mr. Chen owned 54.5%, Mr. Li Meiping (an angel investor, “Mr. Li”), through his wholly owned entity, Shenzhen Huaxiu Investment Limited, owned 25.5%, and Beijing Legend Star Investment Limited (another angel investor, “Legend Star”) owned 20% equity interest of VIE 2, respectively, and

•	Beijing Chuang Meng Wu Xian Technology Co., Ltd. ( LOGO , “Beijing Chuangmeng” or “VIE 3”) which was incorporated on January 31, 2012. As of April 19, 2012, Mr. Chen owned 88.7% and Mr. Li owned 11.3% equity interest in VIE 3, respectively.

VIE 1, VIE 2 and VIE 3 are collectively referred to as “PRC Operating Entities”. The PRC Operating Entities hold the necessary licenses and approvals to operate mobile game-related business in the PRC.

For the purpose of introduction of overseas investors and in preparation for a listing of the Company's shares on the overseas capital markets, the Group underwent a reorganization (the “Reorganization”) in 2012 which was necessary in order to comply with the PRC laws and regulations which prohibit or restrict foreign ownership of the companies where the PRC operating licenses are required.

Pursuant to the Reorganization conducted from February to May 2012, Mr. Chen, Mr. Li and Legend Star exchanged their respective equity interests in the PRC Operating Entities for (a) ordinary shares, (b) ordinary shares with preferential liquidation rights and (c) series A preferred shares of the Company. The exchange was conducted on a “1 for 1” basis and was solely based on their respective equity interest holding in VIE 2 because VIE 2 carried substantially all of the business and net assets of the Group while VIE 1 and VIE 3 were inactive or dormant and did not have significant net assets immediately before the Reorganization.

Except for the ordinary shares issued to Mr. Chen, the rights of the ordinary shares with preferential liquidation rights and the series A preferred shares issued by the Company are the same as those originally issued by VIE 2 to Mr. Li and Legend Star. This resulted in incremental rights being given to Mr. Li and Legend Star, which subsequently reassigned the subscription of shares to its related parties (“Legend II”) as noted below, and hence a transfer of value from Mr. Chen to those two parties which was accounted for as deemed dividend of US$0.1 million. The shares held by Mr. Li and Legend II are accounted for as mezzanine equity.

Certain transactions between shareholders were also conducted in the same timeframe as the Reorganization. However, these shareholder transactions did not cause a change in control of the Company and the PRC Operating Entities immediately before and after the Reorganization and therefore the Reorganization was accounted for as a legal reorganization of entities under common control in a manner similar to a pooling-of-interests.

The Reorganization, together with certain shareholder transactions, were conducted in the following chronological order:

(i)	On February 23, 2012, the Company was incorporated in the Cayman Islands as an exempted company with limited liability. The then authorized share capital of the Company was US$50,000, consisting of 500,000,000 ordinary shares of US$0.0001 each. The Company originally expected to issue 36,794,440 ordinary shares to Mr. Chen, 17,205,560 ordinary shares with preferential liquidation rights to Mr. Li and 13,500,000 series A preferred shares to Legend Star on the date of the Company's incorporation, representing 54.5%, 25.5% and 20% shareholding of the Company respectively. However, the issuance of the series A preferred shares to Legend Star was deferred to May 3, 2012 and the following shareholder transactions were also conducted on the date of the Company's incorporation.

•	Mr. Chen purchased 5,945,560 shares of the Company from Mr. Li for a cash consideration of US$900,000.

•	Mr. Chen transferred 2,976,000 shares of the Company to Jeffrey Lyndon Ko (“Mr. Ko”), who is a non-PRC resident and also a director and president of the Company who held the shares on behalf of Mr. Chen to facilitate the subsequent disposal of these shares to a third party.

As a result of the deferral of the issuance of series A preferred shares and the execution of the aforesaid shareholder transactions, on the date of the incorporation, the Company directly issued (a) 39,764,000 ordinary shares to Dream Data Services Limited (“Dream Data”), an entity wholly owned by Mr. Chen, (b) 2,976,000 ordinary shares to Dream Soft Services Limited, an entity wholly owned by Mr. Ko, and (c) 11,260,000 ordinary shares with preferential liquidation rights to Huaxiu Investment Limited, an entity wholly owned by Mr. Li.

(ii)	On March 6, 2012, iDreamSky Technology (HK) Limited (“iDreamSky HK”) was incorporated in Hong Kong as a wholly-owned subsidiary of the Company.

(iii)	On April 19, 2012, Chuang Meng Wu Xian (Beijing) Information Technology Co., Ltd. (“Chuang Meng Information” or “WFOE 1”) was established in the PRC as a wholly foreign owned enterprise of iDreamSky HK.

(iv)	On April 19, 2012, Chuang Meng Information, PRC Operating Entities and their then equity holders, except as noted below with respect to Legend Star, entered into a series of contractual arrangements (the “VIE Arrangements”), pursuant to which, Chuang Meng Information became the primary beneficiary and exercised effective control over the operational activates of the PRC Operating Entities. On April 19, 2012, Legend Star transferred its rights in VIE 2 to the Company through a shareholder agreement entered into between Mr. Chen, Mr. Li and Legend Star on January 10, 2012 and commenced the process to transfer its legal ownership in VIE 2 to Mr. Chen, as the proxy shareholder for WFOE 1, in return for RMB6.0 million. Accordingly, the PRC Operating Entities became the VIEs of Chuang Meng Information on that date. Further details of the VIE Arrangements are set out in Note 1.6 below.

(v)	On May 3, 2012, the Company issued 13,500,000 series A preferred shares to Legend II in return for RMB6.0 million.

(vi)	On July 29, 2013, the transfer of the 20% legal ownership in VIE 2 from Legend Star to Mr. Chen was completed.

Upon the completion of the Reorganization but before the issuance of series B preferred shares (also on May 3, 2012), the Company became the holding company of the Group, and Mr. Chen owned 63.32% equity interest (including the 3.2% held by Mr. Ko), Mr. Li owned 16.68% equity interest and Legend II owned 20% equity interest, respectively, in the Company.

1.3	Initial public offering

The Company completed its initial public offering (“IPO”) on August 7, 2014 and commenced the listing of its American Depositary Shares (“ADSs”) on the NASDAQ Global Select Market. The underwriters subsequently exercised their over-allotment option on August 12, 2014. The Company issued and sold a total of 8,855,000 ADSs in these transactions, representing 35,420,000 Class A ordinary shares. Each ADS represents four Class A ordinary shares. Concurrently with completion of the IPO, the Company issued and sold a total of 6,933,333 Class A ordinary shares through concurrent private placements, which number of shares has been calculated based on an IPO price of US$15.00 per ADS. The net proceeds received by the Company, after deducting commissions and offering expenses, amounted to approximately RMB887,707,000.

1.4	Share split

On July 1, 2014, the Company effected a share split. Each ordinary share and preferred share of the Company was subdivided into 10 ordinary and preferred shares, respectively, at a par value of US$0.0001 each. All shares and per share amounts presented in these consolidated financial statements and notes have been revised on a retroactive basis to reflect the effect of the share split. The par value per ordinary share has been retroactively revised as if it had been adjusted in proportion to the share split.

1.5	Subsidiaries and VIEs

The details of the subsidiaries, VIEs and VIE's subsidiaries as of December 31, 2015 are set out below:

Company Name	Place and date of incorporation/ establishment/acquisition	% of direct or indirect economic ownership	Principal activities and place of operation

Subsidiaries
iDreamSky HK	Hong Kong/March 6, 2012	100%	Investment holding/Hong Kong
IDS Investment Holdings Limited	BVI/September 1, 2014	100%	Investment holding/British virgin Islands ("BVI")
IDS01 Holdings Limited	BVI/June 26, 2014	100%	Investment holding/BVI
IDS02 Holdings Limited	BVI/September 10, 2014	100%	Investment holding/BVI
IDS03 Holdings Limited	BVI/September 10, 2014	100%	Investment holding/BVI
IDS04 Holdings Limited	BVI/September 10, 2014	100%	Investment holding/BVI
IDS05 Holdings Limited	BVI/September 10, 2014	100%	Investment holding/BVI
IDS06 Holdings Limited	BVI/February 16, 2015	100%	Investment holding/BVI
IDS07 Holdings Limited	BVI/February 16, 2015	100%	Investment holding/BVI
IDS08 Holdings Limited	BVI/February 16, 2015	100%	Investment holding/BVI
IDS09 Holdings Limited	BVI/April 10, 2015	100%	Investment holding/BVI
IDS10 Holdings Limited	BVI/April 10, 2015	100%	Investment holding/BVI
IDS11 Holdings Limited	BVI/April 10, 2015	100%	Investment holding/BVI
IDS12 Holdings Limited	BVI/April 10, 2015	100%	Investment holding/BVI
IDS13 Holdings Limited	BVI/December 11, 2015	100%	Investment holding/BVI
IDS14 Holdings Limited	BVI/December 11, 2015	100%	Investment holding/BVI
IDS15 Holdings Limited	BVI/December 11, 2015	100%	Investment holding/BVI
iDS Ventures	Korea/May 20, 2015	100%	Investment holding/Korea
iSkytouch Holdings Limited	BVI/November 24, 2014	83.3%	Investment holding/BVI
Chuang Meng Information (“WFOE 1”)	PRC/April 19, 2012	100%	Development of computer software and provision of information technology services/PRC
Qianhai Chuangyi Shikong Technology (Shenzhen) Co., Ltd. (“WFOE 2”)	PRC/October 17, 2014	100%	Development of computer software and provision of information technology services/PRC
Rumble Entertainment, Inc. (“Rumble”), a non-wholly-owned subsidiary of IDS10 Holdings Limited	United States of America ("USA")/August 3,2015	69.8%	Game developments and publishing/USA

VIEs and their subsidiaries
Shenzhen Mengyu	PRC/November 19, 2009	100%	Mobile game publishing /PRC
Shenzhen iDreamSky	PRC/February 14, 2011	100%	Mobile game publishing /PRC
Beijing Chuangmeng	PRC/January 31, 2012	100%	Mobile game publishing /PRC
Shenzhen Yiyou Technology Co., Ltd. ( “Yiyou”), a non-wholly-owned subsidiary of Shenzhen iDreamSky	PRC/November 23, 2012	86.5%	Game developments/PRC
Shenzhen Zhuoyou Technology Co., Ltd. ( “Zhuoyou”), a non-wholly-owned subsidiary of Shenzhen iDreamSky	PRC/December 11, 2013	90.9%	Game developments/PRC
Nanjing Zhuochuang Huyu Information Technology Co., Ltd ( “Zhuochuang”), a wholly-owned subsidiary of Shenzhen Mengyu	PRC/March 27, 2014	100%	Mobile game publishing/PRC
Shenzhen Lefeng Huyu Technology Co., Ltd ( “Lefeng”), a wholly-owned subsidiary of Shenzhen Mengyu	PRC/November 06, 2014	100%	Game developments/PRC
Shenzhen Haoyiwan Technology Co., Ltd ( “Haoyiwan”), a wholly-owned subsidiary of Shenzhen Lefeng	PRC/December 04, 2014	100%	Game developments/PRC
Shenzhen Chenhai Star Technology Co., Ltd ( “Chenhai”), a wholly-owned subsidiary of Shenzhen iDreamSky	PRC/December, 17, 2014	100%	Game developments/PRC
Shenzhen Yunrong Tianshang Network Technology Co., Ltd ( “Yunrong Tianshang”), a non-wholly-owned subsidiary of Shenzhen iDreamSky	PRC/ December, 31, 2014	30%	Game developments and publishing/PRC
Shenzhen Lexiang Huiju Technology Co., Ltd ( “Lexiang Huiju”), a wholly-owned subsidiary of Shenzhen Mengyu	PRC/April, 29, 2015	100%	Mobile game publishing/PRC
Shenzhen Baixingsheng Investment Management Co., Ltd. ( “Baixingsheng”), a wholly-owned subsidiary of Shenzhen Mengyu	PRC/June, 11, 2015	100%	Investment management/PRC
Changsha Mengju Information Technology Co., Ltd. ( “Changsha Mengju”), a wholly-owned subsidiary of Shenzhen Mengyu	PRC/July, 07, 2015	100%	Mobile game publishing/PRC

*	The English names of the subsidiaries, VIEs and VIE's subsidiaries of the Company incorporated in PRC mentioned in the table above represented the best effort by the Company in translating their Chinese names as they may not have official English names.

1.6	Variable Interest Entities

To comply with PRC laws and regulations that prohibit or restrict foreign ownership of companies that provide mobile games services, the Group conducts substantially all of its operations through the PRC Operating Entities, which hold the required licenses and approvals to provide such services in the PRC. WFOE 1 entered into VIE Arrangements with respective entities in the PRC Operating Entities and their legal shareholders. Through the VIE Arrangements, the Company, through WFOE 1, has the ability to:

•	exercise effective control over the PRC Operating Entities;
•	receive substantially all of the economic benefits and residual returns, and absorb substantially all the risks and expected losses from the PRC Operating Entities as if it were their sole shareholder; and
•	have an exclusive option to purchase all of the equity interests in the PRC Operating Entities.

Management evaluated the relationships between the Company and WFOE 1 and the PRC Operating Entities and concluded that WFOE 1 is the primary beneficiary of the PRC Operating Entities in accordance with Generally Accepted Accounting Principles in the United States (“U.S. GAAP”). As a result, the results of operations, assets and liabilities of the PRC Operating Entities (hereafter referred to as the “VIEs”) have been included in the Company's consolidated financial statements.

The following is a summary of the VIE Arrangements:

Exclusive Business Cooperation Agreement

Under the exclusive business cooperation agreement between WFOE 1 and the VIEs, WFOE 1 has the exclusive right to provide to the VIEs technical support, business support and related consulting services related to the VIEs' principal business. WFOE 1 owns the exclusive intellectual property rights created as a result of the performance of this agreement. The VIEs are required to pay 100% of their net income to WFOE 1, which will be paid upon request by WFOE 1. The term of this agreement is 10 years and can be extended with WFOE 1's written confirmation prior to the expiration date. WFOE 1 is entitled to terminate the agreement at any time by providing 30 days' prior written notice to the VIEs.

Equity Interest Pledge Agreement

Pursuant to an equity interest pledge agreement entered into between WFOE 1, the VIEs and their shareholders (the “Equity Interest Pledge Agreement”), the shareholders of the VIEs have pledged all of their equity interests in the VIEs to WFOE 1 as security for performance by VIEs and their shareholders under the exclusive business cooperation agreement, exclusive option agreement, and power of attorney. The VIEs' shareholders agree that they shall not transfer any of the equity interests, place or permit the existence of any security interest or other encumbrance on the equity interests or any portion thereof, without the prior written consent of  WFOE 1. WFOE 1 is entitled to assign any or all of its rights and obligations under the Equity Interest Pledge Agreement at any time. During the term of the pledge, WFOE 1 is entitled to receive all dividends distributed by the VIEs. If the VIEs and their shareholders breach their contractual obligations under those agreements, WFOE 1, as the pledgee, will be entitled to certain rights, including exercising the right to enforce the pledged equity interests. Upon the fulfilment of all contract obligations by the VIEs and their shareholders, WFOE 1 shall release the pledged equity interests under this agreement upon the VIEs' shareholders' request.

Exclusive Option Agreement

Pursuant to the Equity Interest Pledge Agreement, shareholders of the VIEs have granted WFOE 1 or its assignees an irrevocable and exclusive right to purchase, to the extent permitted under PRC law, once or at multiple times at any time in part or in whole of their equity interests in the VIEs. Without WFOE 1's prior written consent, the VIEs and their shareholders shall not sell, transfer, mortgage or dispose of any assets or legal or beneficial interest in the business or revenue of the VIEs, or allow the encumbrance of any security interest. The purchase price of the optioned interests shall be RMB10.00 or adjusted based on appraisal result if an appraisal is required by the laws of China at the time when WFOE 1 exercises the option. The term of this agreement is 10 years and may be renewed at WFOE 1's discretion.

Power of Attorney

Pursuant to an irrevocable power of attorney executed by each shareholder of the VIEs, each such shareholder has appointed WFOE 1 as its exclusive agent and attorney to exercise such shareholders' rights in the VIEs, including, without limitation to: (1) attending shareholders' meeting of the VIEs; (2) exercising all the shareholders' right and voting right, including but not limited to the sale or transfer or pledge or disposition of the VIEs' shareholders' equity interests in the VIEs in part or in whole; and (3) designating and appointing on behalf of the VIEs' shareholders the legal representative, the directors, supervisor, the chief executive officer and other senior management members of the VIEs. This power of attorney shall be irrevocable and continuously valid.

Risks in relation to the VIE structure

It is possible that the Group's operation of certain of its operations and businesses through VIEs could be found by PRC authorities to be in violation of PRC law and regulations prohibiting or restricting foreign ownership of companies that engage in such operations and businesses. While the Group's management considers the possibility of such a finding by PRC regulatory authorities under current law and regulations to be remote, on January 19, 2015, the Ministry of Commerce of the PRC, or (the “MOFCOM”) released on its website for public comment a proposed PRC law (the “Draft FIE Law”) that appears to include VIEs within the scope of entities that could be considered to be foreign invested enterprises (or “FIEs”) that would be subject to restrictions under existing PRC law on foreign investment in certain categories of industry. Specifically, the Draft FIE Law introduces the concept of “actual control” for determining whether an entity is considered to be an FIE. In addition to control through direct or indirect ownership or equity, the Draft FIE Law includes control through contractual arrangements within the definition of “actual control.” If the Draft FIE Law is passed by the People's Congress of the PRC and goes into effect in its current form, these provisions regarding control through contractual arrangements could be construed to reach the Group's VIE arrangements, and as a result the Group's VIEs could become explicitly subject to the current restrictions on foreign investment in certain categories of industry. The Draft FIE Law includes provisions that would exempt from the definition of foreign invested enterprises entities where the ultimate controlling shareholders are either entities organized under PRC law or individuals who are PRC citizens. The Draft FIE Law does not make clear how “control” would be determined for such purpose, and is silent as to what type of enforcement action might be taken against existing VIEs that operate in restricted industries and are not controlled by entities organized under PRC law or individuals who are PRC citizens. If a finding were made by PRC authorities, under existing law and regulations or under the Draft FIE Law if it becomes effective, that the Group's operation of certain of its operations and businesses through VIEs, regulatory authorities with jurisdiction over the licensing and operation of such operations and businesses would have broad discretion in dealing with such a violation, including levying fines, confiscating the Group's income, revoking the business or operating licenses of the affected businesses, requiring the Group to restructure its ownership structure or operations, or requiring the Group to discontinue all or any portion of its operations. Any of these actions could cause significant disruption to the Group's business operations, and have a severe adverse impact on the Group's cash flows, financial position and operating performance.

In addition, it is possible that the contracts among the Group, the Group's VIEs and shareholders of its VIEs would not be enforceable in China if PRC government authorities or courts were to find that such contracts contravene PRC law and regulations or are otherwise not enforceable for public policy reasons. In the event that the Group was unable to enforce these contractual arrangements, the Group would not be able to exert effective control over the affected VIEs. Consequently, such VIE's results of operations, assets and liabilities would not be included in the Group's consolidated financial statements. If such were the case, the Group's cash flows, financial position and operating performance would be severely adversely affected. The Group's contractual arrangements with respect to its consolidated VIEs are approved and in place. The Group's management believes that such contracts are enforceable, and considers the possibility remote that PRC regulatory authorities with jurisdiction over the Group's operations and contractual relationships would find the contracts to be unenforceable.

As stated above, the VIEs hold assets that are important to the operation of the Group's business, including licenses, related domain names and trademarks. If the VIEs fall into bankruptcy and all or part of its assets become subject to liens or rights of third-party creditors, the Group may be unable to conduct its business activities in China, which could have a material adverse effect on the Group's future financial position, results of operations or cash flows.

However, the Group considers this is a normal business risk many companies are facing. The Group will continue to closely monitor the financial conditions of the VIEs. The VIEs and their subsidiaries' assets comprise both recognized and unrecognized revenue-producing assets. The recognized revenue-producing assets include intangible assets, purchased property and equipment. The balances of these assets held by the VIEs and their subsidiaries are included in ‘‘property and equipment, net'' and ‘‘intangible assets, net'' in the consolidated balance sheet and specifically in the VIE table on the following page. The unrecognized revenue-producing assets mainly consist of licenses, domain names and trademarks which are not recorded in the financial statements as they didn't meet the recognition criteria set out in ASC 350-30-25. The licenses stated above primarily consist of licenses that grant the VIEs and their subsidiaries the right to operate mobile game-related business in the PRC.

The following consolidated financial information of the Group's VIEs and their subsidiaries as of December 31, 2014 and 2015 have been included in the accompanying consolidated financial statements:

	As of December 31,
	2014	2015
	RMB ‘000	RMB ‘000
Assets
Current assets
Cash and cash equivalents	56,324	116,937
Accounts receivable	204,818	340,782
Amounts due from related parties	16,277	10,354
Prepayments and other current assets	178,955	260,969
Deferred tax assets	—	3,304
Total current assets	456,374	732,346
Non-current assets
Equity investments	11,498	78,871
Prepayments and other non-current assets	4,062	10,106
Available-for-sale securities	—	8,000
Property and equipment, net	15,888	16,565
Intangible assets, net	82,513	139,643
Deferred tax assets	—	1,020
Total non-current assets	113,961	254,205

Total assets	570,335	986,551
Current liabilities
Short-term bank loans	(20,000)	(110,000)
Deferred revenue	(41,411)	(68,044)
Accruals and other current liabilities	(40,897)	(65,546)
Accounts payable	(163,072)	(127,367)
Income tax payable	—	(29,685)
Amounts due to related parties	(10,000)	(14,000)
Amounts due to other subsidiaries in the Group	(121,417)	(150,188)
Total current liabilities	(396,797)	(564,830)
Deferred government subsidies	—	(9,730)
Total liabilities	(396,797)	(574,560)
Net assets	173,538	411,991

	Year ended December 31,
	2013	2014	2015
	RMB ‘000	RMB ‘000	RMB ‘000

Revenues	246,508	984,026	1,627,684
Net (loss)/ income	(872)	4,011	134,614
Net cash provided by operating activities	71,758	59,165	105,597
Net cash used in investing activities	(11,963)	(93,600)	(134,984)
Net cash (used in)/provided by financing activities	(743)	20,000	90,000

In accordance with the VIE Arrangements, the Company has power to direct activities of the VIEs, and can have assets transferred out of the VIEs. Therefore the Company considers that the assets of the VIEs and their subsidiaries can be used not only to settle their own obligations. As the consolidated VIEs were incorporated as limited liability companies under the Company Law of the PRC, the creditors do not have recourse to the general credit of the Company for all the liabilities of the VIEs and their subsidiaries.

The Group believes that the VIE Arrangement entered into between WFOE 1, the VIEs and their shareholders are in compliance with PRC law and are legally enforceable. The shareholders of the VIEs are also shareholders of the Company and therefore have no current interest in seeking to act contrary to the VIE Arrangement. However, uncertainties in the PRC legal system could limit the Company's ability to enforce the VIE Arrangements and if the shareholders of VIEs were to reduce their interests in the Company, their interests may diverge from that of the Company and that may potentially increase the risk that they would seek to act contrary to the contractual terms.

The Company's ability to control the VIEs also depends on the power of attorney WFOE 1 has to vote on all matters requiring shareholders' approval at the VIEs' level. As noted above, the Company believes this power of attorney is legally enforceable but may not be as effective as direct equity ownership.

In addition, if the legal structure and the VIE Arrangements were found to be in violation of any existing PRC laws and regulations, the PRC government could:

•	revoke the Group's business and operating licenses;
•	require the Group to discontinue or to restrict its operations;
•	restrict the Group's right to collect revenues;
•	block the Group's websites;
•	require the Group to restructure the operations in such a way as to compel the Group to establish a new enterprise, re-apply for the necessary licenses or relocate the Group's businesses, staff and assets; and/or
•	impose additional conditions or requirements pursuant to which the Group may not be able to comply; or take other regulatory or enforcement actions against the Group that could be harmful to the Group's business.

The imposition of any of these penalties may result in a material and adverse effect on the Group's ability to conduct the Group's business. In addition, if the imposition of any of these penalties causes the Group to lose the right to direct the activities of the VIEs (through its equity interests in their subsidiaries) or the right to receive their economic benefits, the Group would no longer be able to consolidate the VIEs and their subsidiaries. In the opinion of management, the likelihood of loss in respect of the Group's current ownership structure or the VIE Arrangements with its VIEs is remote.

There is no VIE where the Company or its subsidiary has variable interest but is not the primary beneficiary.

Currently there is no contractual arrangement that could require the Company to provide additional financial support to the VIEs. As the Company is conducting its business through the VIEs, the Company will, if needed, provide such support on a discretional basis in the future, which could expose the Company to a loss.